UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices)    (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/20

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2020

Invesco High Income Trust II
NYSE: VLT

2	Managed Distribution Plan Disclosure
3	Letters to Shareholders
4	Trust Performance
4	Share Repurchase Program Notice
5	Important Policy Change Notice
8	Dividend Reinvestment Plan
9	Schedule of Investments
18	Financial Statements
22	Financial Highlights
23	Notes to Financial Statements
29	Approval of Investment Advisory and Sub-Advisory Contracts
31	Proxy Results

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800 341 2929 to let the Trust know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Trust.

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Managed Distribution Plan Disclosure

The Board of Trustees (the “Board”) of Invesco High Income Trust II (the “Trust”) approved a Managed Distribution Plan (the “Plan”) whereby the Trust increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the effective date of the Plan. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Trust’s intended monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan.

A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. The Trust will provide its shareholders of record on each distribution record date with a Section

19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

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Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services

Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Andrew Schlossberg

Dear Shareholders:

This semiannual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our Trusts, including performance and holdings.

    In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

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Trust Performance

Performance summary
Cumulative total returns, 2/29/20 to 8/31/20

Trust at NAV	1.78%
Trust at Market Value	-1.35
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼	3.04
Market Price Discount to NAV as of 8/31/20	-12.17

Source: ▼RIMES Technologies Corp.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Investment return, net asset value (NAV) and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

    The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Important Notice Regarding Share Repurchase Program

In September 2020, the Board of Trustees of the Trust approved a share repurchase program that allows the Trust to repurchase up to 25% of the 20-day average trading volume of the Trust’s common shares when the Trust is trading at a 10% or greater discount to its net asset value. The Trust will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value.

Portfolio Management Update

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco High Income Trust II’s portfolio:

∎	Niklas Nordenfelt
∎	Joseph Portera
∎	Scott Roberts

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Changes to the Trust’s Governing Documents

On August 13, 2020, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Trust’s Declaration of Trust was amended to provide as follows:

◾

A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

◾

Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.

◾

In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.

◾	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Trust’s Investment Adviser or any Investment Adviser affiliated with the Trust’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Trust and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Trust’s Investment Adviser and the Board.

(b) An individual who:

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Trust) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Trust or any Investment Adviser affiliated with the Trust’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign govermental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the

5	Invesco High Income Trust II

SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

“12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

“12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Trust;

(2) Securities issued by the Trust having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Trust and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Trust; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Trust (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Trust’s Bylaws were amended to provide as follows:

◾

At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or sub-committee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

◾

A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

◾

When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Trust, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

◾

The matters to be considered and brought before any annual meeting of Shareholders of the Trust shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Trust such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Trust to be provided by such Record Owner or Nominee Holder at each such aforementioned time.

6	Invesco High Income Trust II

◾

Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Trust within 5 business days of receipt the Trust’s form of trustee questionnaire and any supplemental information reasonably requested by the Trust.

◾

Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Trust within 5 business days of receipt such other information as the Board may reasonably request.

◾

To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.

◾

Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Trust’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.

◾

Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.

◾	No person shall be eligible for election as a Trustee of the Trust unless nominated in accordance with the procedures set forth in the Bylaws.

The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 1555 Peachtree Street NE, Atlanta, GA 30309.

7	Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

◾	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

◾	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

◾	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

◾	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

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Schedule of Investments(a)

August 31, 2020

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–126.35%(b)
Aerospace & Defense–4.11%
Bombardier, Inc. (Canada), 8.75%, 12/01/2021(c)	$281,000	$268,823

5.75%, 03/15/2022(c)	123,000	109,901

6.00%, 10/15/2022(c)	233,000	199,215

7.50%, 03/15/2025(c)	613,000	451,321

7.88%, 04/15/2027(c)	379,000	275,241

BWX Technologies, Inc., 4.13%, 06/30/2028(c)	104,000	108,810

Spirit AeroSystems, Inc., 7.50%, 04/15/2025(c)	135,000	136,519

TransDigm UK Holdings PLC, 6.88%, 05/15/2026	801,000	820,176

TransDigm, Inc., 6.50%, 05/15/2025	336,000	339,360

6.25%, 03/15/2026(c)	256,000	270,455

Triumph Group, Inc., 5.25%, 06/01/2022	296,000	231,920

8.88%, 06/01/2024(c)	177,000	187,288

7.75%, 08/15/2025	768,000	458,880

		3,857,909

Agricultural & Farm Machinery–1.03%
Titan International, Inc., 6.50%, 11/30/2023	1,285,000	963,750

Airlines–0.72%
Delta Air Lines, Inc., 7.00%, 05/01/2025(c)	375,000	410,932

7.38%, 01/15/2026	256,000	266,663

		677,595

Alternative Carriers–1.17%
CenturyLink, Inc., Series Y, 7.50%, 04/01/2024	580,000	658,300

Level 3 Financing, Inc., 5.25%, 03/15/2026	186,000	194,156

3.63%, 01/15/2029(c)	249,000	250,426

		1,102,882

Aluminum–0.32%
Novelis Corp., 4.75%, 01/30/2030(c)	295,000	299,568

Apparel Retail–1.70%
L Brands, Inc., 6.88%, 11/01/2035	776,000	795,555

6.75%, 07/01/2036	104,000	106,429

Michaels Stores, Inc., 8.00%, 07/15/2027(c)	684,000	691,996

		1,593,980

Apparel, Accessories & Luxury Goods–0.71%
Hanesbrands, Inc., 5.38%, 05/15/2025(c)	416,000	444,184

William Carter Co. (The), 5.50%, 05/15/2025(c)	207,000	221,100

		665,284

	Principal Amount	Value

Auto Parts & Equipment–2.01%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(c)	$400,000	$375,750

Adient US LLC, 9.00%, 04/15/2025(c)	277,000	307,989

Clarios Global L.P., 6.75%, 05/15/2025(c)	166,000	178,125

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(c)	324,000	344,554

Dana, Inc., 5.38%, 11/15/2027	357,000	379,523

5.63%, 06/15/2028	70,000	73,964

Tenneco, Inc., 5.00%, 07/15/2026	313,000	230,260

		1,890,165

Automobile Manufacturers–3.61%
Ford Motor Co., 8.50%, 04/21/2023	227,000	251,289

9.00%, 04/22/2025	212,000	248,369

9.63%, 04/22/2030	114,000	149,611

4.75%, 01/15/2043	327,000	303,497

Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	398,000	409,928

5.13%, 06/16/2025	204,000	214,657

4.39%, 01/08/2026	299,000	304,600

5.11%, 05/03/2029	395,000	417,713

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(c)	1,026,000	1,094,167

Motors Liquidation Co., 8.38%, 07/15/2033(d)(e)	1,640,000	0

		3,393,831

Automotive Retail–2.26%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030(c)	74,000	76,876

Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(c)	1,045,000	1,097,250

Group 1 Automotive, Inc., 4.00%, 08/15/2028(c)	177,000	176,928

Lithia Motors, Inc., 5.25%, 08/01/2025(c)	230,000	239,200

4.63%, 12/15/2027(c)	191,000	201,983

Murphy Oil USA, Inc., 4.75%, 09/15/2029	150,000	162,509

Penske Automotive Group, Inc., 5.50%, 05/15/2026	164,000	171,128

		2,125,874

Broadcasting–2.89%
AMC Networks, Inc., 5.00%, 04/01/2024	241,000	245,971

4.75%, 08/01/2025	121,000	125,417

Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	1,180,000	1,159,474

Gray Television, Inc., 7.00%, 05/15/2027(c)	105,000	114,193

iHeartCommunications, Inc., 8.38%, 05/01/2027	919,000	925,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Income Trust II

	Principal Amount	Value

Broadcasting–(continued)
TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024(c)	$250,000	$139,661

		2,709,979

Building Products–0.42%
Standard Industries, Inc., 6.00%, 10/15/2025(c)	200,000	206,760

3.38%, 01/15/2031(c)	189,000	188,291

		395,051

Cable & Satellite–8.27%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(c)	450,000	480,803

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026(c)	1,355,000	1,421,815

4.50%, 08/15/2030(c)	56,000	59,500

CSC Holdings LLC, 6.50%, 02/01/2029(c)	687,000	775,451

5.75%, 01/15/2030(c)	225,000	245,532

4.63%, 12/01/2030(c)	1,096,000	1,122,408

DISH DBS Corp., 5.88%, 11/15/2024	1,419,000	1,501,923

DISH Network Corp., Conv., 3.38%, 08/15/2026	511,000	505,264

Intelsat Jackson Holdings S.A. (Luxembourg), 5.50%, 08/01/2023(d)	514,000	343,108

8.50%, 10/15/2024(c)(d)	490,000	334,376

9.75%, 07/15/2025(c)(d)	256,000	177,050

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(c)	400,000	427,200

UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(c)	200,000	209,231

Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(c)	157,000	165,298

		7,768,959

Casinos & Gaming–4.06%
Boyd Gaming Corp., 8.63%, 06/01/2025(c)	167,000	184,326

6.38%, 04/01/2026	230,000	240,097

6.00%, 08/15/2026	212,000	223,090

Caesars Entertainment, Inc., 8.13%, 07/01/2027(c)	251,000	266,388

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(c)	87,000	91,241

Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(c)	200,000	182,000

Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(c)	240,000	147,060

Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(c)	279,000	289,928

MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(c)	206,000	218,636

MGM Resorts International, 7.75%, 03/15/2022	327,000	347,642

6.75%, 05/01/2025	430,000	460,777

Scientific Games International, Inc., 8.63%, 07/01/2025(c)	178,000	185,891

8.25%, 03/15/2026(c)	163,000	168,189

7.00%, 05/15/2028(c)	286,000	280,826

	Principal Amount	Value

Casinos & Gaming–(continued)
Station Casinos LLC, 4.50%, 02/15/2028(c)	$194,000	$184,902

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(c)	349,000	346,164

		3,817,157

Coal & Consumable Fuels–1.46%
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 01/15/2025(c)	156,000	159,394

4.13%, 02/15/2028(c)	109,000	105,719

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(c)	1,227,000	1,103,521

		1,368,634

Commodity Chemicals–1.15%
Koppers, Inc., 6.00%, 02/15/2025(c)	446,000	459,652

Olin Corp., 5.63%, 08/01/2029	617,000	617,774

		1,077,426

Communications Equipment–0.50%
CommScope Technologies LLC, 6.00%, 06/15/2025(c)	459,000	471,191

Construction & Engineering–1.02%
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2028(c)	282,000	306,915

Pike Corp., 5.50%, 09/01/2028(c)	237,000	239,370

Valmont Industries, Inc., 5.00%, 10/01/2044	374,000	411,323

		957,608

Construction Materials–0.34%
Cemex S.A.B. de C.V. (Mexico), 5.45%, 11/19/2029(c)	310,000	319,009

Consumer Finance–1.81%
Navient Corp., 7.25%, 01/25/2022	225,000	236,751

7.25%, 09/25/2023	685,000	725,466

5.00%, 03/15/2027	195,000	188,612

OneMain Finance Corp., 8.88%, 06/01/2025	485,000	547,735

		1,698,564

Copper–2.90%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(c)	695,000	709,790

Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,044,000	1,183,160

Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(c)	899,000	830,240

		2,723,190

Data Processing & Outsourced Services–0.75%
Alliance Data Systems Corp., 4.75%, 12/15/2024(c)	446,000	427,324

Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(c)	273,000	276,725

		704,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Income Trust II

	Principal Amount	Value

Department Stores–1.37%
Kohl’s Corp., 9.50%, 05/15/2025	$45,000	$54,226

5.55%, 07/17/2045	373,000	340,390

Macy’s, Inc., 8.38%, 06/15/2025(c)	437,000	459,313

Nordstrom, Inc., 8.75%, 05/15/2025(c)	391,000	431,662

		1,285,591

Distributors–1.21%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(c)(f)	1,110,000	1,137,173

Diversified Banks–1.21%
Credit Agricole S.A. (France), 8.13%(c)(g)(h)	488,000	580,415

Societe Generale S.A. (France), 7.38%(c)(g)(h)	288,000	298,964

Standard Chartered PLC (United Kingdom), 7.50%(c)(g)(h)	245,000	258,609

		1,137,988

Diversified Chemicals–0.51%
Chemours Co. (The), 7.00%, 05/15/2025	210,000	214,935

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(c)	264,000	265,564

		480,499

Diversified Metals & Mining–0.59%
Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(c)	532,000	552,982

Diversified REITs–1.55%
Colony Capital, Inc., Conv., Conv., 3.88%, 01/15/2021	36,000	36,098

5.00%, 04/15/2023	310,000	298,805

iStar, Inc., 4.75%, 10/01/2024	706,000	701,958

VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(c)	138,000	138,553

3.75%, 02/15/2027(c)	139,000	138,892

4.13%, 08/15/2030(c)	139,000	139,480

		1,453,786

Electric Utilities–0.45%
NRG Energy, Inc., 6.63%, 01/15/2027	167,000	178,967

Talen Energy Supply LLC, 7.63%, 06/01/2028(c)	232,000	240,606

		419,573

Electrical Components & Equipment–0.32%
EnerSys, 4.38%, 12/15/2027(c)	294,000	303,371

Electronic Components–0.11%
Sensata Technologies, Inc., 3.75%, 02/15/2031(c)	106,000	106,132

Electronic Equipment & Instruments–0.56%
MTS Systems Corp., 5.75%, 08/15/2027(c)	514,000	522,450

	Principal Amount	Value

Environmental & Facilities Services–0.60%
Covanta Holding Corp., 5.00%, 09/01/2030	$88,000	$90,336

GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(c)	97,000	102,093

Waste Pro USA, Inc., 5.50%, 02/15/2026(c)	360,000	370,845

		563,274

Food Retail–1.52%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 7.50%, 03/15/2026(c)	236,000	264,235

5.88%, 02/15/2028(c)	328,000	354,794

3.50%, 03/15/2029(c)	357,000	360,570

Simmons Foods, Inc., 5.75%, 11/01/2024(c)	433,000	444,823

		1,424,422

Forest Products–0.38%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(c)	337,000	360,947

Gas Utilities–0.81%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 05/20/2027	305,000	344,438

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	350,000	356,592

Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(c)	58,000	62,557

		763,587

Health Care Facilities–3.23%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	375,000	387,617

Community Health Systems, Inc., 9.88%, 06/30/2023(c)(i)	216,000	182,228

6.63%, 02/15/2025(c)	318,000	325,123

8.00%, 03/15/2026(c)	481,000	498,917

Encompass Health Corp., 4.75%, 02/01/2030	167,000	174,515

HCA, Inc., 5.38%, 02/01/2025	440,000	496,160

5.25%, 04/15/2025	242,000	282,287

Tenet Healthcare Corp., 8.13%, 04/01/2022	415,000	448,511

7.50%, 04/01/2025(c)	158,000	173,581

4.63%, 06/15/2028(c)	67,000	69,668

		3,038,607

Health Care REITs–0.56%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	493,000	522,223

Health Care Services–1.57%
DaVita, Inc., 4.63%, 06/01/2030(c)	230,000	241,931

3.75%, 02/15/2031(c)	294,000	290,919

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(c)	696,000	671,076

Team Health Holdings, Inc., 6.38%, 02/01/2025(c)	392,000	268,520

		1,472,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Income Trust II

	Principal Amount	Value

Homebuilding–2.72%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(c)	$553,000	$611,651

KB Home, 4.80%, 11/15/2029	205,000	222,553

Lennar Corp., 8.38%, 01/15/2021	112,000	115,080

4.75%, 11/15/2022	135,000	142,050

5.25%, 06/01/2026	261,000	295,476

Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(c)	318,000	333,304

Meritage Homes Corp., 5.13%, 06/06/2027	175,000	191,373

PulteGroup, Inc., 6.38%, 05/15/2033	13,000	16,398

Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(c)	304,000	329,746

5.75%, 01/15/2028(c)	261,000	293,711

		2,551,342

Hotel & Resort REITs–0.36%
Service Properties Trust, 4.95%, 10/01/2029	373,000	334,301

Hotels, Resorts & Cruise Lines–1.31%
Carnival Corp., 11.50%, 04/01/2023(c)	303,000	338,449

10.50%, 02/01/2026(c)	119,000	125,248

Royal Caribbean Cruises Ltd., 10.88%, 06/01/2023(c)	208,000	229,506

9.13%, 06/15/2023(c)	198,000	208,643

11.50%, 06/01/2025(c)	52,000	60,339

Sabre GLBL, Inc., 7.38%, 09/01/2025(c)	251,520	264,008

		1,226,193

Household Products–0.55%
Energizer Holdings, Inc., 6.38%, 07/15/2026(c)	88,000	93,501

7.75%, 01/15/2027(c)	318,000	349,005

4.75%, 06/15/2028(c)	70,000	73,136

		515,642

Housewares & Specialties–0.21%
Newell Brands, Inc., 4.88%, 06/01/2025	182,000	197,428

Independent Power Producers & Energy Traders–0.57%
AES Corp. (The), 5.50%, 04/15/2025	174,000	179,777

AES Panama Generation Holdings SRL (Panama), 4.38%, 05/31/2030(c)	200,000	208,485

Calpine Corp., 5.00%, 02/01/2031(c)	144,000	150,781

		539,043

Industrial Machinery–3.18%
Clark Equipment Co. (South Korea), 5.88%, 06/01/2025(c)	152,000	160,455

Cleaver-Brooks, Inc., 7.88%, 03/01/2023(c)	1,051,000	1,031,183

EnPro Industries, Inc., 5.75%, 10/15/2026	888,000	931,121

Mueller Industries, Inc., 6.00%, 03/01/2027	847,000	861,823

		2,984,582

	Principal Amount	Value

Integrated Oil & Gas–3.57%
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	$533,000	$512,132

Occidental Petroleum Corp., 2.70%, 08/15/2022	602,000	592,970

2.90%, 08/15/2024	340,000	313,436

3.20%, 08/15/2026	719,000	631,915

6.38%, 09/01/2028	179,000	181,484

3.50%, 08/15/2029	314,000	270,542

6.20%, 03/15/2040	336,000	320,040

4.10%, 02/15/2047	499,000	381,645

Petroleos Mexicanos (Mexico), 5.95%, 01/28/2031(c)	170,000	153,790

		3,357,954

Integrated Telecommunication Services–4.80%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(c)	428,000	491,398

Altice France S.A. (France), 7.38%, 05/01/2026(c)	703,000	747,078

CommScope, Inc., 6.00%, 03/01/2026(c)	501,000	532,971

8.25%, 03/01/2027(c)	169,000	183,153

Embarq Corp., 8.00%, 06/01/2036	759,000	911,901

Frontier Communications Corp., 10.50%, 09/15/2022(d)	1,815,000	809,517

11.00%, 09/15/2025(d)	344,000	147,920

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	92,000	114,726

7.20%, 07/18/2036	433,000	570,759

		4,509,423

Interactive Media & Services–1.43%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(c)	509,000	458,973

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(c)	598,000	467,884

6.63%, 08/15/2027(c)	743,000	418,866

		1,345,723

Internet & Direct Marketing Retail–0.40%
QVC, Inc., 5.45%, 08/15/2034	373,000	373,000

Internet Services & Infrastructure–0.05%
EIG Investors Corp., 10.88%, 02/01/2024	42,000	43,623

Investment Banking & Brokerage–0.46%
NFP Corp., 6.88%, 08/15/2028(c)	416,000	435,490

Leisure Facilities–0.08%
Viking Cruises Ltd., 13.00%, 05/15/2025(c)	65,000	72,312

Leisure Products–0.40%
Mattel, Inc., 6.75%, 12/31/2025(c)	350,000	371,787

Managed Health Care–1.03%
Centene Corp., 5.38%, 06/01/2026(c)	335,000	354,681

5.38%, 08/15/2026(c)	290,000	308,216

4.63%, 12/15/2029	280,000	307,198

		970,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Income Trust II

	Principal Amount	Value

Metal & Glass Containers–0.62%
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(c)	$417,000	$438,723

Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027(c)	130,000	143,244

		581,967

Movies & Entertainment–2.36%
AMC Entertainment Holdings, Inc., 10.50%, 04/15/2025(c)	709,000	625,692

10.50%, 04/24/2026(c)	178,000	153,970

6.00% PIK Rate, 5.00% Cash Rate, 06/15/2026(c)(f)	873,000	329,732

Netflix, Inc., 5.88%, 11/15/2028	441,000	542,115

5.38%, 11/15/2029(c)	470,000	565,763

		2,217,272

Oil & Gas Drilling–0.89%
Diamond Offshore Drilling, Inc., 4.88%, 11/02/2043(d)	226,000	23,571

Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(c)	425,000	171,324

Nabors Industries, Inc., 5.75%, 02/01/2025	293,000	85,306

Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	92,000	72,095

5.25%, 11/15/2024	372,000	262,686

Transocean, Inc., 8.00%, 02/01/2027(c)	121,000	37,661

7.50%, 04/15/2031	647,000	132,635

Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026(d)	628,000	46,726

		832,004

Oil & Gas Equipment & Services–0.12%
SESI LLC, 7.13%, 12/15/2021(c)	296,000	110,260

Oil & Gas Exploration & Production–7.62%
Antero Resources Corp., 5.63%, 06/01/2023	494,000	393,347

Apache Corp., 5.10%, 09/01/2040	535,000	521,392

4.75%, 04/15/2043	94,000	88,778

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(c)	322,000	302,073

Callon Petroleum Co., 6.13%, 10/01/2024	576,000	189,900

CNX Resources Corp., 7.25%, 03/14/2027(c)	153,000	159,314

Comstock Resources, Inc., 9.75%, 08/15/2026	182,000	193,006

Continental Resources, Inc., 4.50%, 04/15/2023	543,000	547,387

3.80%, 06/01/2024	84,000	83,037

Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(c)	86,000	89,843

5.75%, 01/30/2028(c)	162,000	166,020

EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(c)(d)	410,000	513

EQT Corp., 3.90%, 10/01/2027	296,000	285,232

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	$794,000	$674,058

7.75%, 02/01/2028	308,000	274,410

Gulfport Energy Corp., 6.63%, 05/01/2023	107,000	65,646

6.00%, 10/15/2024	336,000	200,970

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(c)	277,000	261,338

Laredo Petroleum, Inc., 10.13%, 01/15/2028	162,000	115,814

Matador Resources Co., 5.88%, 09/15/2026	280,000	244,264

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(c)	238,000	242,946

Oasis Petroleum, Inc., 6.88%, 01/15/2023	166,000	32,370

PDC Energy, Inc., 5.75%, 05/15/2026	124,000	127,240

QEP Resources, Inc., 6.88%, 03/01/2021	156,000	160,660

5.25%, 05/01/2023	140,000	115,150

Range Resources Corp., 4.88%, 05/15/2025	343,000	320,885

SM Energy Co., 6.75%, 09/15/2026	470,000	231,973

6.63%, 01/15/2027	90,000	44,361

Southwestern Energy Co., 7.50%, 04/01/2026	115,000	115,926

7.75%, 10/01/2027	210,000	215,250

Whiting Petroleum Corp., 5.75%, 03/15/2021(d)	358,000	80,998

6.25%, 04/01/2023(d)	497,000	113,378

6.63%, 01/15/2026(d)	486,000	115,073

WPX Energy, Inc., 5.75%, 06/01/2026	258,000	263,889

5.25%, 10/15/2027	64,000	63,769

5.88%, 06/15/2028	34,000	34,553

4.50%, 01/15/2030	28,000	26,792

		7,161,555

Oil & Gas Refining & Marketing–2.05%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	236,000	234,470

9.25%, 07/15/2024(c)	433,000	464,934

EnLink Midstream Partners L.P., 5.60%, 04/01/2044	321,000	213,239

NuStar Logistics L.P., 6.00%, 06/01/2026	523,000	548,253

Parkland Corp. (Canada), 6.00%, 04/01/2026(c)	161,000	170,237

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028(c)	353,000	298,329

		1,929,462

Oil & Gas Storage & Transportation–4.61%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	59,000	54,575

5.75%, 01/15/2028(c)	500,000	443,175

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	182,000	174,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Income Trust II

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
DCP Midstream Operating L.P., 5.38%, 07/15/2025	$407,000	$438,258

5.63%, 07/15/2027	105,000	113,505

EQM Midstream Partners L.P., 6.50%, 07/01/2027(c)	354,000	388,131

5.50%, 07/15/2028	353,000	366,516

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(c)	142,000	142,418

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	889,000	593,265

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 05/01/2023	266,000	268,076

5.13%, 02/01/2025	228,000	233,560

5.88%, 04/15/2026	267,000	281,518

5.50%, 03/01/2030(c)	115,000	121,397

4.88%, 02/01/2031(c)	108,000	109,085

Western Midstream Operating L.P., 4.10%, 02/01/2025	176,000	175,861

4.75%, 08/15/2028	417,000	425,040

		4,329,062

Other Diversified Financial Services–2.46%
eG Global Finance PLC (United Kingdom), 4.91%, (1 mo. USD LIBOR + 4.75%), 02/07/2025(c)	478,000	495,079

8.50%, 10/30/2025(c)	240,000	257,275

Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(c)	572,000	586,652

LPL Holdings, Inc., 5.75%, 09/15/2025(c)	474,000	494,437

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(c)	468,000	479,412

		2,312,855

Packaged Foods & Meats–3.04%
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(c)	176,000	182,160

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(c)	536,000	596,257

Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	373,000	507,616

5.00%, 06/04/2042	348,000	384,418

5.50%, 06/01/2050(c)	477,000	563,741

Post Holdings, Inc., 5.63%, 01/15/2028(c)	409,000	438,009

TreeHouse Foods, Inc., 4.00%, 09/01/2028	179,000	182,614

		2,854,815

Paper Packaging–0.54%
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(c)	403,000	430,475

Graham Packaging Co., Inc., 7.13%, 08/15/2028(c)	74,000	77,869

		508,344

Paper Products–1.43%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	420,000	407,150

	Principal Amount	Value

Paper Products–(continued)
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(c)	$870,000	$938,347

		1,345,497

Personal Products–0.60%
Edgewell Personal Care Co., 5.50%, 06/01/2028(c)	164,000	175,299

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(c)	355,000	391,831

		567,130

Pharmaceuticals–3.17%
AdaptHealth LLC, 6.13%, 08/01/2028(c)	107,000	112,350

Bausch Health Americas, Inc., 9.25%, 04/01/2026(c)	372,000	412,931

Bausch Health Cos., Inc., 5.50%, 11/01/2025(c)	346,000	357,487

9.00%, 12/15/2025(c)	616,000	675,075

5.75%, 08/15/2027(c)	163,000	175,429

6.25%, 02/15/2029(c)	408,000	427,090

Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(c)	99,000	107,353

6.00%, 06/30/2028(c)	125,000	96,963

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(c)	172,000	180,009

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(c)	404,000	431,799

		2,976,486

Property & Casualty Insurance–0.22%
AmWINS Group, Inc., 7.75%, 07/01/2026(c)	193,000	208,645

Publishing–0.61%
Meredith Corp., 6.88%, 02/01/2026	653,000	568,641

Railroads–1.28%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(c)	1,255,000	1,199,724

Research & Consulting Services–0.18%
Dun & Bradstreet Corp. (The), 10.25%, 02/15/2027(c)	145,000	165,636

Restaurants–1.10%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(c)	411,000	422,757

IRB Holding Corp., 7.00%, 06/15/2025(c)	115,000	122,967

6.75%, 02/15/2026(c)	476,000	484,877

		1,030,601

Security & Alarm Services–1.01%
Brink’s Co. (The), 5.50%, 07/15/2025(c)	70,000	73,981

4.63%, 10/15/2027(c)	379,000	394,520

Garda World Security Corp. (Canada), 9.50%, 11/01/2027(c)	234,000	254,286

Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75%, 04/15/2026(c)	205,000	226,979

		949,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Income Trust II

	Principal Amount	Value

Specialized Consumer Services–0.94%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	$814,000	$887,105

Specialized REITs–2.24%
Iron Mountain, Inc., 5.25%, 03/15/2028(c)	473,000	498,634

5.25%, 07/15/2030(c)	524,000	557,098

4.50%, 02/15/2031(c)	357,000	367,264

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(c)	1,008,000	680,400

		2,103,396

Specialty Chemicals–1.13%
Element Solutions, Inc., 5.88%, 12/01/2025(c)	541,000	563,316

3.88%, 09/01/2028(c)	142,000	145,294

GCP Applied Technologies, Inc., 5.50%, 04/15/2026(c)	335,000	349,593

		1,058,203

Specialty Stores–0.30%
Sally Holdings LLC/Sally Capital, Inc., 8.75%, 04/30/2025(c)	252,000	280,822

Steel–0.22%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(c)	190,000	209,823

Systems Software–0.48%
Boxer Parent Co., Inc., 7.13%, 10/02/2025(c)	143,000	155,547

9.13%, 03/01/2026(c)	275,000	296,828

		452,375

Technology Hardware, Storage & Peripherals–0.14%
Dell International LLC/EMC Corp., 8.10%, 07/15/2036(c)	97,000	129,013

Textiles–0.37%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(c)	491,000	351,065

Thrifts & Mortgage Finance–0.11%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/2027(c)	100,000	106,203

Trading Companies & Distributors–1.66%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(c)(g)	430,000	365,500

Herc Holdings, Inc., 5.50%, 07/15/2027(c)	584,000	613,200

United Rentals North America, Inc., 5.50%, 05/15/2027	197,000	211,376

WESCO Distribution, Inc., 7.25%, 06/15/2028(c)	331,000	369,762

		1,559,838

Trucking–0.19%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 05/15/2025(c)	154,000	179,194

	Principal Amount		Value

Wireless Telecommunication Services–3.78%
Digicel Group 0.5 Ltd. (Jamaica), 2.00% PIK Rate, 8.00% Cash Rate, 04/01/2024(f)		$211,725	$160,911

3.00% PIK Rate, 5.00% Cash Rate, 04/01/2025(c)(f)		68,160	24,538

Conv. 2.00% PIK Rate, 5.00% Cash Rate(c)(f)(h)		11,289	1,467

Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021(d)		399,000	19,950

Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(c)(d)		292,000	100,192

Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(c)		451,000	458,182

SoftBank Group Corp. (Japan), 5.13%, 09/19/2027(c)		380,000	400,832

Sprint Communications, Inc., 11.50%, 11/15/2021		390,000	435,289

Sprint Corp., 7.88%, 09/15/2023		1,059,000	1,233,735

7.63%, 02/15/2025		218,000	261,464

T-Mobile USA, Inc., 6.50%, 01/15/2026		437,000	458,031

			3,554,591

Total U.S. Dollar Denominated Bonds & Notes (Cost $122,750,167)			118,675,994

Non-U.S. Dollar Denominated Bonds & Notes–1.02%(j)

Casinos & Gaming–0.07%
Codere Finance 2 (Luxembourg) S.A. (Spain), 12.75%, 09/30/2023(c)	EUR	53,000	63,376

Construction & Engineering–0.20%
Sarens Finance Co. N.V. (Belgium), 5.75%, 02/21/2027(c)	EUR	187,000	192,310

Food Retail–0.40%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(c)	GBP	300,000	379,338

Highways & Railtracks–0.13%
Rubis Terminal Infra S.A.S (France), 5.63%, 05/15/2025(c)	EUR	100,000	124,743

Pharmaceuticals–0.13%
Nidda Healthcare Holding GmbH (Germany), 3.50%, 09/30/2024(c)	EUR	100,000	119,514

Textiles–0.09%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(c)	EUR	100,000	80,551

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $904,674)			959,832

Asset-Backed Securities–0.48%
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050 (Cost $416,905)(c)		416,905	445,944

	Shares
Money Market Funds–2.76%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)		908,749	908,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Income Trust II

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(k)(l)	648,593	$648,982

Invesco Treasury Portfolio, Institutional Class, 0.02%(k)(l)	1,038,570	1,038,570

Total Money Market Funds (Cost $2,596,330)		2,596,301

TOTAL INVESTMENTS IN SECURITIES–130.61% (Cost $126,668,076)		122,678,071

BORROWINGS–(32.53)%		(30,550,000)

OTHER ASSETS LESS LIABILITIES–1.92%		1,796,277

NET ASSETS–100.00%		$93,924,348

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $70,098,680, which represented 74.63% of the Trust’s Net Assets.

(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2020 was $2,312,372, which represented 2.46% of the Trust’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)

Affiliated issuer. The issuer and/or the Trust is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value
	February 29, 2020	at Cost	from Sales	(Depreciation)	Gain	August 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,845,572	$ 6,362,655	$ (7,299,478)	$ -	$ -	$ 908,749	$1,165

Invesco Liquid Assets Portfolio, Institutional Class	1,421,814	5,106,091	(5,878,846)	(171)	94	648,982	1,707

Invesco Treasury Portfolio, Institutional Class	2,109,226	7,271,605	(8,342,261)	-	-	1,038,570	1,247

Total	$5,376,612	$18,740,351	$(21,520,585)	$(171)	$94	$2,596,301	$4,119

(l)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Forward Foreign Currency Contracts

Settlement		Contract to		Unrealized Appreciation
Date	Counterpartly	Deliver	Receive	(Depreciation)

Currency Risk

11/20/2020	Canadian Imperial Bank of Commerce	GBP 257,250	USD 336,082	$ (7,943)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Income Trust II

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to		Unrealized Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

11/20/2020	Goldman Sachs International	EUR 310,731	USD 367,146	$ (4,293)

Total Forward Foreign Currency Contracts				$(12,236)

Abbreviations:

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

Portfolio Composition*

By credit quality, based on total investments

as of August 31, 2020

AAA	0.52%

AA	0.03

BBB	8.44

BB	44.14

B	28.91

CCC	14.72

CC	0.01

D	0.03

Non-Rated	3.20

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. Excluding money market funds, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Income Trust II

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $124,071,746)	$120,081,770

Investments in affiliated money market funds, at value (Cost $2,596,330)	2,596,301

Foreign currencies, at value (Cost $1,251)	1,256

Receivable for:
Dividends	180

Interest	2,305,497

Investments matured, at value (Cost $57,441)	13,630

Investment for trustee deferred compensation and retirement plans	24,020

Total assets	125,022,654

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	12,236

Payable for:
Borrowings	30,550,000

Investments purchased	179,000

Dividends	21,835

Amount due custodian	143,398

Accrued fees to affiliates	33,728

Accrued interest expense	32,321

Accrued trustees’ and officers’ fees and benefits	3,028

Accrued other operating expenses	97,636

Trustee deferred compensation and retirement plans	25,124

Total liabilities	31,098,306

Net assets applicable to common shares	$93,924,348

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$113,403,335

Distributable earnings (loss)	(19,478,987)

$93,924,348

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	6,494,743

Net asset value per common share	$14.46

Market value per common share	$12.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Income Trust II

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$4,203,412

Dividends from affiliated money market funds	4,119

Total investment income	4,207,531

Expenses:
Advisory fees	414,273

Administrative services fees	6,569

Custodian fees	3,303

Interest, facilities and maintenance fees	203,103

Transfer agent fees	19,391

Trustees’ and officers’ fees and benefits	8,318

Registration and filing fees	11,262

Reports to shareholders	29,651

Professional services fees	54,006

Other	11,259

Total expenses	761,135

Less: Fees waived	(1,173)

Net expenses	759,962

Net investment income	3,447,569

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,077,124)

Foreign currencies	21,755

Forward foreign currency contracts	(69,835)

(4,125,204)

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,344,089

Foreign currencies	(4,094)

Forward foreign currency contracts	11,861

1,351,856

Net realized and unrealized gain (loss)	(2,773,348)

Net increase in net assets resulting from operations applicable to common shares	$674,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Income Trust II

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31, 2020	February 29, 2020

Operations:
Net investment income	$3,447,569	$7,149,426

Net realized gain (loss)	(4,125,204)	1,689,150

Change in net unrealized appreciation (depreciation)	1,351,856	(3,840,224)

Net increase in net assets resulting from operations applicable to common shares	674,221	4,998,352

Distributions to common shareholders from distributable earnings	(3,756,559)	(7,939,686)

Return of capital applicable to common shares	–	(982,143)

Total distributions	(3,756,559)	(8,921,829)

Net increase (decrease) in common shares of beneficial interest	–	(24,569,615)

Net increase (decrease) in net assets applicable to common shares	(3,082,338)	(28,493,092)

Net assets applicable to common shares:
Beginning of period	97,006,686	125,499,778

End of period	$93,924,348	$97,006,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Income Trust II

Statement of Cash Flows

For the six months ended August 31, 2020

(Unaudited)

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$674,221

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(35,543,034)

Proceeds from sales of investments	43,573,852

Amortization of premium on investment securities	222,962

Accretion of discount on investment securities	(262,149)

Decrease in receivables and other assets	81,163

Decrease in accrued expenses and other payables	(16,944)

Net realized loss from investment securities	4,077,218

Net change in unrealized appreciation on investment securities	(1,344,260)

Net change in unrealized appreciation of forward foreign currency contracts	(11,861)

Net cash provided by operating activities	11,451,168

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(3,758,216)

Increase in payable for amount due custodian	143,398

Repayment of borrowings	(12,000,000)

Net cash provided by (used in) financing activities	(15,614,818)

Net decrease in cash and cash equivalents	(4,163,650)

Cash and cash equivalents at beginning of period	6,761,207

Cash and cash equivalents at end of period	$2,597,557

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$255,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Income Trust II

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Six Months Ended August 31,		Year Ended February 29,	Years Ended February 28,				Year Ended February 29,
	2020		2020	2019	2018	2017		2016

Net asset value per common share, beginning of period	$ 14.94		$ 15.46	$ 15.95	$ 16.36	$ 14.37		$ 17.11

Net investment income(a)	0.53		0.92	0.92	0.93	1.08		1.14

Net gains (losses) on securities (both realized and unrealized)	(0.43)		(0.28)	(0.33)	(0.33)	2.04		(2.64)

Total from investment operations	0.10		0.64	0.59	0.60	3.12		(1.50)

Less:
Dividends paid to common shareholders from net investment income	(0.58)		(1.03)	(1.03)	(1.01)	(1.07)		(1.15)

Return of capital	–		(0.13)	(0.05)	–	(0.06)		(0.09)

Total distributions	(0.58)		(1.16)	(1.08)	(1.01)	(1.13)		(1.24)

Net asset value per common share, end of period	$ 14.46		$ 14.94	$ 15.46	$ 15.95	$ 16.36		$ 14.37

Market value per common share, end of period	$ 12.70		$ 13.53	$ 14.26	$ 14.04	$ 14.66		$ 12.61

Total return at net asset value(b)	1.72%		4.72%	4.92%	4.42%	23.29%		(8.09)%

Total return at market value(c)	(1.35)%		2.81%	9.94%	2.57%	25.90%		(9.74)%

Net assets applicable to common shares, end of period (000’s omitted)	$93,924		$97,007	$125,500	$129,516	$132,783		$116,643

Portfolio turnover rate(d)	31%		41%	38%	38%	91%		87%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	1.76	%(e)	2.41%	2.37%	1.95%	1.71%		1.67%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.29	%(e)	1.24%	1.23%	1.15%	1.14%		1.21%

Without fee waivers and/or expense reimbursements	1.76	%(e)	2.42%	2.37%	1.95%	1.72%		1.67%

Ratio of net investment income to average net assets	7.97	%(e)	5.93%	5.97%	5.73%	6.85	%(f)	7.13%

Senior securities:
Asset coverage per $1,000 unit of senior indebtedness(g)	$ 4,074		$ 3,280	$ 3,639	$ 3,724	$ 3,792		$ 3,453

Total borrowings (000’s omitted)	$30,550		$42,550	$ 47,550	$ 47,550	$ 47,550		$ 47,550

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $85,756.
(f)

Amount includes the effect of insurance settlement proceeds received related to Auction Rate Preferred Shares previously issued by the Trust. The ratio of net investment income excluding these payments would have been 6.66%.

(g)

Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Income Trust II

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

    The Trust’s investment objective is to provide its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

    The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per

23	Invesco High Income Trust II

share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount based on a distribution rate of 8.5% of the market price per share on August 1, 2018. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. Distributions from net investment income are declared and paid monthly, and recorded on the ex-dividend date. The Plan may be amended or terminated at any time by the Board.

E.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

F.

Federal Income Taxes - The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

24	Invesco High Income Trust II

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

Other Risks - The Trust invests in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust’s transaction costs.

O.

Leverage Risk - The Trust utilizes leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

    For the six months ended August 31, 2020, the Adviser waived advisory fees of $1,173.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the six months ended August 31, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.

    Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$118,675,994	$0	$118,675,994
Non-U.S. Dollar Denominated Bonds & Notes	–	959,832	–	959,832
Asset-Backed Securities	–	445,944	–	445,944
Money Market Funds	2,596,301	–	–	2,596,301
Total Investments in Securities	2,596,301	120,081,770	0	122,678,071

25	Invesco High Income Trust II

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Investments Matured	$–	$13,630	$–	$13,630
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(12,236)	–	(12,236)
Total Investments	$2,596,301	$120,083,164	$0	$122,679,465

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(12,236)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(12,236)

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$-	(7,943)	(7,943)	-	-	(7,943)

Goldman Sachs International	-	(4,293)	(4,293)			(4,293)

Total	$-	$(12,236)	$(12,236)	$-	$-	$(12,236)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(69,835)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	11,861
Total	$(57,974)

    The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$1,829,326

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

26	Invesco High Income Trust II

NOTE 6–Cash Balances and Borrowings

Effective November 15, 2019, the Trust entered into a $50 million Credit Agreement, which will expire on November 13, 2020. This Credit Agreement is secured by the assets of the Trust.

    During the six months ended August 31, 2020, the average daily balance of borrowing under the Credit Agreement was $31,642,391 with a weighted interest rate of 1.10%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

    Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

    The Trust is subject to certain covenants relating to the Credit Agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the Credit Agreement.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Trust’s fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Trust had a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,705,610	$5,540,254	$10,245,864

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the six months ended August 31, 2020 was $35,217,893 and $43,069,711, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,948,219
Aggregate unrealized (depreciation) of investments	(11,685,363)
Net unrealized appreciation (depreciation) of investments	$(4,737,144)

    Cost of investments for tax purposes is $127,402,979.

NOTE 9–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six Months Ended	Year Ended
	August 31,	February 29,
	2020	2020

Beginning shares	6,494,743	8,118,429

Tender offer purchase	-	(1,623,686)

Ending shares	6,494,743	6,494,743

    The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10–Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to August 31, 2020:

Declaration Date	Amount per Share	Record Date	Payable Date

September 1, 2020	$0.0964	September 15, 2020	September 30, 2020

October 1, 2020	$0.0964	October 15, 2020	October 30, 2020

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Trust’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

27	Invesco High Income Trust II

    The extent of the impact on the performance of the Trust and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28	Invesco High Income Trust II

Approval of Investment Advisory and Sub-Advisory Contracts

At the meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of Invesco High Income Trust II (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board noted that the Fund’s underweight exposure to and selection in certain industries and securities detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions. The Board also reviewed supplementally historic premium and discount levels of the Fund as provided to the Board at meetings throughout the year, and noted the impact of a managed distribution plan implemented for the Fund in August 2018.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

29	Invesco High Income Trust II

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund. The Board considered the organizational structure employed to provide these services.

The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash.

30	Invesco High Income Trust II

Proxy Results

A Virtual Joint Annual Meeting (“Meeting”) of Shareholders of Invesco High Income Trust II (the “Fund”) was held on August 7, 2020. The Meeting was held for the following purposes:

(1). Election of Trustees by Common Shareholders.

The results of the voting on the above matter was as follows:

		Votes
Matter	Votes For	Withheld

(1). David C. Arch	5,379,249.03	165,073.46
Beth Ann Brown	5,384,419.03	159,903.46
Anthony J. LaCava, Jr.	5,377,565.03	166,757.46
Joel W. Motley	5,386,834.03	157,488.46
Teresa M. Ressel	5,382,157.03	162,165.46
Christopher L. Wilson	5,387,149.03	157,173.46

31	Invesco High Income Trust II

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-05769	VK-CE-HINC2-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of August 31, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•

Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Trust since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and Co-Head of US High Yield.

•	Joseph Portera, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2012.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’

investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of August 31, 2020 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco High Income Trust II
Niklas Nordenfelt[1]	None
Joseph Portera	None
Scott Roberts	$100,001 - $500,000

Assets Managed

The following information is as of August 31, 2020 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Niklas Nordenfelt[1]	None	None	None	None	None	None
Joseph Portera	4	$6,510.0	7	$1,289.2	None	None
Scott Roberts	6	$9,104.1	5	$975.2	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➣

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➣

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to

[1]	Began serving on effective October 15, 2020.

an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➣

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➣

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco [3] Invesco Deutschland Invesco Hong Kong[3] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[3]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured3, [4] Invesco Capital3,[5]	Not applicable
Invesco Canada[3]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[6]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

[2]	Rolling time periods based on calendar year-end.
[3]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco High Income Trust II

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020